UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	September 10, 2001

INNOFONE.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-020313

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Pine Island Road, Suite 450, Plantation, Florida	33324

(Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code	(954) 315-0341

(Not applicable)

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant; and

Item 2. Acquisition or Disposition of Assets.

     On September 10, 2001, the Registrant entered into an “Agreement and Plan of Reorganization” (the “Agreement”) to acquire all of the capital shares of Digital Micro Distribution Canada, Inc., an Ontario corporation (“DMD”), from the holder thereof, Mr. Sumit Majumdar, in exchange for shares of the Registrant’s common stock. As a result of the pending exchange, consummation of which remains subject to obtaining necessary regulatory and third party consents and satisfaction of certain customary conditions to closing, DMD will become a wholly-owned subsidiary of the Registrant.

     Although it is currently anticipated that the transaction will close on or about October 6, 2001, there is no assurance that the transaction will be consummated. A true and correct copy of the Agreement is attached hereto as Exhibit “2” and incorporated fully herein by this reference.

     Under the terms of the Agreement, the Registrant will acquire the sole issued and outstanding share of DMD’s common stock in exchange for Sixty-seven Million (67,000,000) newly issued shares of the Registrant’s common stock, par value $0.001 per share (the “Exchange Shares”), issued to Mr. Majumdar. (Mr. Majumdar is an individual entirely unrelated to any director or executive officer of the Registrant.) Upon their issuance, the Exchange Shares will not have been registered under the Securities Act of 1933, as amended (the “Act”), but shall have been issued in reliance upon available exemptions from registration provided by Section 4(2) of and Rule 506 under the Act, and under the securities or blue sky laws of applicable states or any rules or regulations promulgated thereunder, on the grounds that the transaction contemplated by the Agreement does not involve any public offering. The Exchange Shares will be “restricted securities,” as that term is defined in Rule 144(a) under the Act, and must be held indefinitely unless subsequently registered under the Act or an exemption from such registration requirements is available for their resale.

     If the transaction is completed, the Registrant will have One Hundred Million (100,000,000) common shares issued and outstanding. As the holder of the Exchange Shares, Mr. Majumdar will own Sixty-seven Percent (67%) of the Registrant’s total issued and outstanding capital stock. He will thereby effectively have acquired control of the Registrant. Upon consummation of the transaction, all current members of the Registrant’s board of directors shall resign after having appointed Mr. Majumdar and two individuals identified by him, Mr. Janne Vilhunen and Mr. Frank Jasek to the board.

     Once the share exchange is completed, DMD will become the sole operating subsidiary of the Registrant. Through its only operating predecessor subsidiary, Innofone Canada, Inc., the Registrant was engaged in the telecommunications business of providing long distance telephone services, cellular services, and Internet services. Innofone Canada was declared bankrupt on May 3, 2001 under the Bankruptcy and Insolvency Act of Canada, and its assets are in the process of

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being liquidated. From that date, to the present, the Registrant has suspended all business operations. As disclosed in the Registrant’s filings thereafter with the U. S. Securities and Exchange Commission, the Registrant has been actively seeking to be acquired by or acquire an interest in a business entity that desires the perceived advantages of association with a corporation with a class of securities registered under the Securities Exchange Act of 1934, as amended, such as Registrant. It was anticipated that the business engaged in by any such entity would likely be different from that in which the Registrant through Innofone Canada was previously engaged. As set forth below, the business of DMD is indeed different. Nevertheless, because the Registrant has no operating business and only nominal assets, management believes that consummation of the transaction with DMD to be in the best interests of the Registrant’s shareholders. Thereafter, assuming closing of the Agreement, the Registrant intends to continue operating DMD as the Registrant’s wholly-owned subsidiary in the industry and business that corporation is currently pursuing.

     Since its incorporation in 1998, DMD has become a leader in the disassembly and distribution of used and refurbished, end-of-line new and used personal computers and related servers, peripherals, and components. DMD’s core business is serving as a clearing house and distribution center for the hundreds of thousands of used, off-lease computers, monitors, and printers that become surplus to corporations every year. Further information on DMD is available through its World Wide Web Internet site at http://www.digitalmicro.net. Information on the DMD web site has been prepared solely by DMD and its agents and representatives prior to consummation of this transaction, and the Registrant can assume no responsibility for any representations or content contained in that site until completion of the exchange.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of business acquired: the audited financial statements of DMD required by this item are not yet completed, and are not included in this initial report. In accordance with Item 7(a)(4) of Form 8-K, the Registrant expects to file the required financial information with the Securities and Exchange Commission by an amendment to this Form 8-K on or before November 20, 2001. However, unaudited financial statements of DMD for its fiscal year ended July 31, 2001, including balance sheets and statements of income, are included with this initial report.

     (b)  Pro forma financial information: pro forma condensed financial information about the Registrant presenting the effect of the acquisition of DMD is not yet available, and is not included in this report. In accordance with Item 7(b)(2) of Form 8-K, the Registrant expects to file the required financial information by an amendment to this Form 8-K on or before November 20, 2001. Additionally, the Registrant is in the process of finalizing its audited financial statements for the fiscal year ended June 30, 2001, which will be filed with the Registrant’s Form 10-KSB by September 30, 2001. An unaudited balance sheet and income

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statement of the Registrant for its fiscal year ended July 31, 2001, are included with this initial report.

     (c)  Exhibits: The following exhibits are filed herewith:

Exhibit No. 2	The Agreement and Plan of Reorganization dated September 10, 2001 by and among the Registrant, Digital Micro Distribution Canada, Inc., an Ontario corporation, and Mr. Sumit Majumdar.

Exhibit No. 99.1	Innofone.com, Inc. press release dated September 10, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOFONE.COM, INC.
(Registrant)

Date: September 25, 2001	By:	/s/ LARRY HUNT

Name: Larry Hunt
Title: President

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DIGITAL MICRO DISTRIBUTION CANADA INC.
FINANCIAL STATEMENTS
JULY 31, 2001
(Unaudited- See Notice to Reader)

TAYLOR LEIBOW LLP CHARTERED ACCOUNTANTS A Member of DFK International
HAMILTON OFFICE	BURLINGTON OFFICE
Effort Square	The Taylor Leibow Building
7th Floor	First Floor
105 Main Street East	3410 South Service Road
Hamilton, Ontario	Burlington, Ontario
L8N 1G6	L7N 3T2
Tel: (905) 523-0000	Tel: (905) 637-9959
Fax: (905) 523-4681	Fax: (905) 637-3195

NOTICE TO READER

We have compiled the balance sheet of Digital Micro Distribution Canada Inc. as at July 31, 2001 and the statements of income and retained earnings for the year then ended from information provided by management. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes

TAYLOR LEIBOW LLP
CHARTERED ACCOUNTANTS

DIGITAL MICRO DISTRIBUTION CANADA INC.
BALANCE SHEET
Unaudited- See Notice to Reader As at Jul 31

2001

$US
ASSETS

CURRENT

Accounts receivable	339,677

Due from related company	319,740

Inventories	420,200

1,079,617

CAPITAL ASSETS	100,924

GOODWILL	8,157

1,188,698

LIABILITIES

CURRENT

Bank indebtedness	172,378

Accounts payable	174,012

Income taxes payable	239,348

585,738

LONG- TERM DEBT	21,377

DUE TO SHAREHOLDER	7,498

DUE TO RELATED PARTY	42,741

657,354

SHAREHOLDER’S EQUITY

SHARE CAPITAL	1

RETAINED EARNINGS	531,343

531,344

1,188,698

DIGITAL MICRO DISTRIBUTION CANADA INC.
STATEMENT OF RETAINED EARNINGS
Unaudited- See Notice to Reader Year ended Jul 31

2001

$US
RETAINED EARNINGS, BEGINNING OF YEAR

-As previously reported	144,096

-Prior period adjustment	47,075

RETAINED EARNINGS, BEGINNING OF YEAR -RESTATED	191,171

NET INCOME	340,172

RETAINED EARNINGS, END OF YEAR	531,343

DIGITAL MICRO DISTRIBUTION CANADA INC.
STATEMENT OF INCOME
Unaudited- See Notice to Reader Year ended Jul 31

2001

$US

SALES	1,699,344

COST OF SALES	872,574

GROSS MARGIN	826,770

OTHER INCOME

Facilitation fees	275,688

Interest and other income	2,429

278,117

1,104,887

EXPENSES

Advertising and promotion	54,782

Amortization	46,219

Bad debts	46,435

Bank charges and interest	9,381

Consulting fees	53,906

Equipment rental	6,214

Foreign exchange loss	5,401

Insurance	4,100

Interest	17,710

Office and general	21,057

Professional fees	34,967

Rent	23,761

Telephone	18,529

Travel	28,636

Utilities	4,819

Wages and employee benefits	191,878

567,795

INCOME BEFORE INCOME TAXES	537,092

INCOME TAXES	196,920

NET INCOME	340,172

Consolidated Financial Statements (Stated in United States dollars) (unaudited)

INNOFONE.COM, INCORPORATED

Years ended June 30, 2001 and 2000

INNOFONE.COM, INCORPORATED

Consolidated Balance Sheets
(Stated in United States dollars)
(unaudited)

June 30, 2001 and 2000

	2001	2000

Assets

Current assets:

Cash and cash equivalents	$—	$8,257

Accounts receivable, net of allowance for doubtful accounts of nil, June 30, 2000 - $54,000)	—	352,190

Prepaid expenses and deposits	225	86,895

Marketable securities	—	165,000

	225	612,342

Fixed assets	441	332,328

	$666	$944,670

Liabilities and Shareholders’ Deficiency

Current liabilities:

Bank indebtedness	$546	$—

Accounts payable and accrued liabilities	232,510	794,480

Due to officers and directors	284,470	114,528

Convertible debt	500,000	—

Obligation under capital lease		2,236

Current portion of long-term debt	—	40,524

Note payable	150,000	—

	1,167,526	951,768

Advances from ultimate shareholders	—	244,177

Long-term debt	—	47,954

Convertible debt	616,000	1,956,600

Shareholders’ deficiency:

Share capital:

Common shares	4,766,335	4,702,250

Preferred shares	1,250	2,500

Additional paid-in capital	7,186,342	4,818,938

	11,953,927	9,523,688

Deficit	(13,755,401)	(11,773,282)

Accumulated other comprehensive income (loss)	18,614	(6,235)

	(1,782,860)	(2,255,829)

Future operations (note 1)

	$666	$944,670

See accompanying note to unaudited consolidated financial statements.

INNOFONE.COM, INCORPORATED

Consolidated Statements of Operations
(Stated in United States dollars)
(unaudited)

Years ended June 30, 2001 and 2000

	2001	2000

		(audited)

Revenues	$1,386,095	$736,127

Cost of sales	966,668	528,603

Gross profit	419,427	207,524

Expenses:

Selling, general and administrative expenses including stock compensation expense of $24,240 (2000 - $2,728,130))	3,316,421	5,037,653

Amortization	109,408	94,585

Interest on long-term debt and bank charges	32,003	25,083

Additional interest expense	138,400	1,312,750

Loss on investment in CTRA	165,000	—

Gain on disposition of Access South Inc.	(1,000)	—

Net effect of discontinuance of Canadian operations	(1,414,936)	—

	2,345,296	6,470,071

Net loss	$(1,925,869)	$(6,262,547)

Basic net loss per share	$(0.08)$	(0.34)

Weighted average number of common shares outstanding	23,876,552	12,542,976

See accompanying notes to unaudited consolidated financial statements.

INNOFONE.COM, INCORPORATED

Consolidated Statements of Shareholders’ Deficiency and Comprehensive Loss
(Stated in United States dollars)
(unaudited)

Years ended June 30, 2001 and 2000

				Common		Accumulated
			Additional	share		other
	Common	Preferred	paid-in	purchase		comprehensive
	shares	shares	capital	warrants	Deficit	loss	Total

Balance, June 30, 1999	$8,700	$1,570	$748,178	$—	$(823,235)	$(25,501)	$(90,288)

Net loss	—	—	—	—	(6,262,547)	—	(6,262,547)

Other comprehensive loss, net of tax:

Foreign currency translation adjustment	—	—	—	—	—	19,266	19,266

Total comprehensive loss	—	—	(6,262,547)	19,266	(6,243,281)

Beneficial conversion feature of convertible debt	—	—	1,312,750	—	—	—	1,312,750

Compensatory value of stock options	—	—	2,728,130	—	—	—	2,728,130

Stock options	120	—	29,880	—	—	—	30,000

Conversion of preferred shares, including deemed distribution of $4,687,500	4,690,000	(2,500)	—	—	(4,687,500)	—	—

Reclassification of redeemable equity securities	3,430	3,430	—	—	—	—	6,860

Balance, June 30, 2000	4,702,250	2,500	4,818,938	—	(11,773,282)	(6,235)	(2,255,829)

Net loss	—	—	—	—	(1,925,869)		(1,925,869)

Other comprehensive loss, net of tax:

Foreign currency translation adjustment	—	—	—	—	—	24,849	24,849

Total comprehensive loss	—	—	—	—	(1,925,869)	24,849	(1,901,020)

Beneficial conversion feature of convertible debt			138,400				138,400

Convertible notes converted to stock	3,852		1,536,748				1,540,600

Stock options exercised	330		45,670				46,000

Issuance of stock for legal fees	1,403		197,584				198,987

Issuance of stock by subscription agreement	1,000		449,002				450,002

Conversion of preferred shares, Including deemed distribution of $56,250	57,500	(1,250)	—	—	(56,250)	—	—

Balance, June 30, 2001	$4,766,335	$1,250	$7,186,342	$—	$(13,755,401)	$18,614	$(1,782,860)

See accompanying note to unaudited consolidated financial statements

INNOFONE.COM, INCORPORATED

Note to Unaudited Consolidated Financial Statements
(Stated in United States dollars)

Years ended June 30, 2001 and 2000

Innofone.com, Incorporated (the “Company”) is incorporated under the laws of the State of Nevada. The Company’s legal subsidiary Innofone Canada, Inc. (“Innofone Canada”) that operated in Canada, was engaged in the business of long distance telephone and internet telephony until being declared bankrupt on May 3, 2001. Innofone Canada’s assets are under the control of a Canadian Trustee in Bankruptcy. In addition, the Company has another wholly owned subsidiary, Hotcaller.com Inc. which is dormant and has no operating assets.

1.	Basis of presentation:

The balance sheet reflects the effective disposition of the assets of Innofone Canada as at June 30, 2001 as a result of it being deemed bankrupt on May 3, 2001. On February 26, 2001, a Petition for a Receiving Order (“Petition”) under the Bankruptcy and Insolvency Act (Canada) was filed by 9024-9574 Quebec Inc. against Innofone Canada Inc. The effect of issuing a Receiving Order against Innofone Canada Inc. could render the company bankrupt as determined by the bankruptcy courts. On April 11, 2001, Innofone Canada filed a Notice of Intent to File a Proposal (“NOI”) to its creditors, and subsequently filed a cash flow statement with the bankruptcy authorities. The effect of filing the NOI staid the hearing of the petition, and gave the company time to consider how it intended to restructure its debt. On May 2, 2001, the company attended a hearing at which a creditor was filing a motion to have the stay of the NOI lifted and have Innofone Canada declared bankrupt. The company was unsuccessful in defeating the motion and on May 3, 2001, Innofone Canada Inc. was declared bankrupt. The trustee, Raymond Chabot Inc. is in the process of liquidating the assets of Innofone Canada Inc.

As a result of the bankruptcy of Innofone Canada, the Company has lost control of the assets of its legal subsidiary. These financial statements have been prepared to give effect to the disposition of the operating assets of Innofone Canada. During the period from January 15, 2001 to May 3, 2001, Innofone Canada was delayed in billing all of its customers for long distance, cellular and internet services rendered. The Trustee has now rendered these bill runs and has paid the claims of Innofone Canada’s secured and preferred creditors, leaving funds to be disbursed to the unsecured creditors. Innofone.com, Incorporated is a major unsecured creditor and has submitted a claim in the amount of CDN$5,481,467.27 representing approximately 2/3 of the total unsecured claims against Innofone Canada. At this time it cannot be determined the extent of any recoveries that may be available to Innofone.com, Incorporated from the realization of the disposition of the assets of Innofone Canada Inc.

EXHIBIT INDEX

Exhibit No.

2	The Agreement and Plan of Reorganization dated September 10, 2001 by and among the Registrant, Digital Micro Distribution Canada, Inc., an Ontario corporation, and Mr. Sumit Majumdar.

99.1	Innofone.com, Inc. press release dated September 10, 2001.